SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary information statement.
[ ]	Confidential, for Use of the Commissioner Only (as permitted by Rule 14c-5(d)(2)).
[X]	Definitive information statement.

City National Rochdale Funds

(Name of Registrant as Specified in Its Charter)

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CITY NATIONAL ROCHDALE HIGH YIELD BOND FUND,
a series of
CITY NATIONAL ROCHDALE FUNDS
400 North Roxbury Drive, Beverly Hills, California 90210

IMPORTANT NOTICE REGARDING
INTERNET AVAILABILITY OF AN INFORMATION STATEMENT

January 17, 2019

As a shareholder of the City National Rochdale High Yield Bond Fund (the “Fund”), a series of City National Rochdale Funds (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the appointment of Federated Investment Management Company (“Federated”) as sub-adviser to the Fund. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action in connection with the change.

Guggenheim Partners Investment Management, LLC previously served as the sub-adviser to the Fund. On August 23, 2018, the Board of Trustees of the Trust approved a new sub-advisory agreement between City National Rochdale, LLC (the “Adviser”) and Federated with respect to the Fund. The new sub-advisory agreement became effective on October 19, 2018.

The Adviser continues to serve as investment adviser to the Fund. There will be no increase in fees to the Fund and its shareholders as a result of this appointment.

The Fund has received an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser, subject to certain conditions required by the SEC, to retain an unaffiliated sub-adviser or terminate or replace a sub-adviser to the Fund, with the approval of the Board of Trustees but without obtaining approval of the Fund’s shareholders. Although approval by the Fund’s shareholders is not required, the Exemptive Order requires that an Information Statement be provided to the Fund’s shareholders in connection with such actions.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at https://www.citynationalrochdalefunds.com/latest_news. The Information Statement will be available on the website until at least April 16, 2019. You may request a paper copy or email copy of the Information Statement, free of charge, by contacting the Trust in writing at City National Rochdale Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456; by calling (888) 889-0799; or by accessing the Trust’s website at https://www.citynationalrochdalefunds.com/latest_news. The Fund’s most recent annual report and semi-annual report are also available upon request, without charge, by contacting the Trust at the above address or phone number, or by visiting the website https://www.citynationalrochdalefunds.com/fund_reports.

Only one copy of this notice will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Trust at City National Rochdale Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or call (888) 889-0799. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Trust as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you to obtain a copy. Call us at (888) 889-0799 if you have any questions.

IMPORTANT NEWS ABOUT

CITY NATIONAL ROCHDALE HIGH YIELD BOND FUND

January 17, 2019

To the Shareholders of the City National Rochdale High Yield Bond Fund:

The Board of Trustees of City National Rochdale Funds has appointed Federated Investment Management Company (“Federated”) as sub-adviser to the City National Rochdale High Yield Bond Fund (the “Fund”).

Guggenheim Partners Investment Management, LLC previously served as the sub-adviser to the Fund. On August 23, 2018, the Board of Trustees of the Trust approved a new sub-advisory agreement between City National Rochdale, LLC (the “Adviser”) and Federated with respect to the Fund. The new sub-advisory agreement became effective on October 19, 2018.

City National Rochdale, LLC continues to serve as investment adviser to the Fund. There will be no increase in fees to the Fund and its shareholders as a result of this appointment.

The next few pages of this package feature more information about Federated. Please take a few moments to read them. Call us at (888) 889-0799 if you have any questions.

On behalf of the Board of Trustees, I thank you for your continued investment in the Fund.

Sincerely,

Garrett D’Alessandro
President

INFORMATION STATEMENT
TO SHAREHOLDERS OF THE
CITY NATIONAL ROCHDALE HIGH YIELD BOND FUND

This document is an Information Statement and is being provided to shareholders of the City National Rochdale High Yield Bond Fund (the “Fund”), a series of City National Rochdale Funds (the “Trust”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”). City National Rochdale, LLC (the “Adviser”) serves as the investment adviser for the Fund. The exemptive order permits the Adviser and the Board of Trustees of the Trust (the “Board”) to employ unaffiliated sub-advisers, terminate sub-advisers, and modify sub-advisory agreements with unaffiliated sub-advisers without prior approval of the Fund’s shareholders.

The Board reviews advisory and sub-advisory agreements annually. In addition, under the SEC order, if the Adviser and the Board retain a new sub-adviser, the Trust is required to provide an Information Statement to shareholders of the affected portfolios of the Trust explaining the change.

Certain information on the share ownership of the Fund is set forth in Appendix A.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

Appointment of Federated Investment Management Company as Sub-Adviser to the City National Rochdale High Yield Bond Fund

On August 23, 2018, the Board of Trustees (the “Board”) of City National Rochdale Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the appointment of Federated Investment Management Company (“Federated”) as sub-adviser to the City National Rochdale High Yield Bond Fund series of the Trust (the “High Yield Bond Fund”).

Guggenheim Partners Investment Management, LLC (“Guggenheim”) previously served as the sub-adviser to the High Yield Bond Fund. On August 23, 2018, the Board of Trustees of the Trust approved a new sub-advisory agreement between City National Rochdale, LLC (the “Adviser”) and Federated with respect to the High Yield Bond Fund. The new sub-advisory agreement became effective on October 19, 2018.

No officers or Trustees of the Trust are officers, employees, directors, managers or members of Federated. In addition, since the beginning of the Trust’s last fiscal year, no Trustee has had, directly or indirectly, any interest in Federated, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities, and no Trustee has been a party to a material transaction or material proposed transaction to which Federated, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities, was or is to be a party.

Considerations by the Board of Trustees

At its August 2018 meeting, in connection with its review of the proposed sub-advisory agreement, the Board considered a variety of matters, including information about the background, education and experience of Federated’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the High Yield Bond Fund; and the overall general quality and depth of its organization. The Board also reviewed Federated’s investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Trustees also considered their familiarity with Federated as sub-adviser to a portion of the assets of the City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund”), as well as the information that Federated had provided to the Board in connection with the Board’s consideration of the renewal of Federated’s sub-advisory agreement with respect to the Fixed Income Opportunities Fund.

The Board reviewed the performance of Federated’s high yield strategy. The Board observed that the meeting materials indicated that a composite of accounts managed by Federated using its high yield strategy, gross of fees, had outperformed the Bloomberg Barclays High Yield 2% Issuer Capped Index (the “Index”) over the three-, five-, seven- and ten-year periods ended June 30, 2018; but that for the one-year period the performance of the composite was lower than that of the Index due to the composite’s underweight to the highest yielding and riskiest securities included in the Index.

The Board reviewed information included in the meeting materials regarding the proposed sub-advisory fee charged by Federated with respect to the High Yield Bond Fund. The Board observed that the sub-advisory fee proposed to be paid to Federated with respect to the High Yield Bond Fund was lower than the sub-advisory fee received by Guggenheim as the then-current sub-adviser of the High Yield Bond Fund; was the same as the sub-advisory fee Federated receives as sub-adviser to a portion of the Fixed Income Opportunities Fund; was lower than the fee Federated charges to serve as adviser to a registered fund it manages using substantially similar strategies as the Fund; was within the range of fees Federated receives with respect to other registered and private funds for which it serves as adviser or sub-adviser; and was in certain cases higher than the fees it receives to manage separate accounts using the same strategies as the High Yield Bond Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with requirements under the 1940 Act that do not apply to separate account clients. The Trustees considered that the additional net advisory fee retained by the Adviser in connection with the decreased sub-advisory fee with respect to the High Yield Bond Fund would be rebated to those High Yield Bond Fund shareholders investing in the High Yield Bond Fund through separate accounts managed by the Adviser.

The Board also considered the potential benefits to be received by Federated as a result of its relationship with the High Yield Bond Fund, other than the receipt of its sub-advisory fee, including any research provided to it by broker-dealers providing execution services to the High Yield Bond Fund, and the intangible benefits of its association with the High Yield Bond Fund generally and any favorable publicity arising in connection with the High Yield Bond Fund’s performance.

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the proposed sub-advisory agreement, including the fees to be received by Federated, were fair and reasonable in light of the nature and quality of the services proposed to be provided by Federated to the High Yield Bond Fund and its shareholders, and approved the sub-advisory agreement.

Terms of Sub-Advisory Agreement

The Federated sub-advisory agreement will continue in force for a term of two years following its effective date, unless sooner terminated, and will continue in force from year to year thereafter so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by the Adviser, by the Board or by a vote of a majority of the outstanding voting securities of the High Yield Bond Fund, as defined by the 1940 Act, on 60 days’ prior written notice to Federated. The agreement may also be terminated at any time by Federated on 60 days’ written notice to the Adviser. The agreement will automatically terminate if the Investment Management Agreement between the Adviser and the Trust with respect to the High Yield Bond Fund is assigned or terminated.

Pursuant to the sub-advisory agreement, Federated is entitled to annual fees at the following annual rate as a percentage of the High Yield Bond Fund’s average daily net assets:

35 basis points on the first $100 million

30 basis points on the next $150 million

25 basis points on the next $250 million

20 basis points on the next $250 million

15 basis points on assets over $750 million.

The sub-advisory fees paid pursuant to the sub-advisory agreement are paid by the Adviser and not the High Yield Bond Fund. Because the Adviser pays Federated out of the Adviser’s own fees received from the High Yield Bond Fund, there is no “duplication” of advisory fees paid. The Adviser receives an annual fee of 0.60% of the High Yield Bond Fund’s average daily net assets. There will be no increase in advisory fees to the High Yield Bond Fund and its shareholders in connection with the appointment of Federated as sub-adviser to the High Yield Bond Fund.

The foregoing description of the agreement is only a summary and is qualified in its entirety by reference to the text of the agreement. A copy of the agreement is on file with the SEC and is available: (1) in person at the SEC’s Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (2) by mail (Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520) or email (publicinfo@sec.gov) (upon payment of any applicable fees); or (3) on the EDGAR Database on the SEC’s internet website (www.sec.gov).

Certain Information Regarding Federated Investment Management Company

Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated is a wholly-owned subsidiary of Federated Investors, Inc., which through its advisory subsidiaries managed assets of approximately $437.2 billion as of September 30, 2018.

The names and principal occupations of the principal executive officers and directors of Federated are listed below:

Name	Principal Occupation/Title
J. Christopher Donahue	Trustee and Chairman, Federated Investment Management Company; Director or Trustee of the Federated Fund Complex; Principal Executive Officer and President of certain Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Director/Trustee and/or Officer of various Federated Investors, Inc. subsidiary companies.

Thomas R. Donahue	Trustee and Treasurer, Federated Investment Management Company; Director or Trustee of certain Funds in the Federated Fund Complex; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Director/Trustee and/or Officer of various Federated Investors, Inc. subsidiary companies.
John B. Fisher

Trustee and President/Chief Executive Officer, Federated Investment Management Company;

Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; Vice President, Federated Investors, Inc.; Director/Trustee and/or Officer of various Federated Investors, Inc. subsidiary companies.

James J. Gallagher, II	Trustee, Federated Investment Management Company; Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494.
Stephen Van Meter	Chief Compliance Officer, Federated Investment Management Company; Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer, Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Deborah A. Cunningham	Executive Vice President, Federated Investment Management Company; Senior Vice President, Chief Investment Officer and Senior Portfolio Manager of various Federated Funds.
Robert J. Ostrowski	Executive Vice President, Federated Investment Management Company; Senior Vice President, Chief Investment Officer and Senior Portfolio Manager of various funds in the Federated Fund Complex.
Richard A. Novak	Assistant Treasurer, Federated Investment Management Company; Principal Accounting Officer, Corporate Business Administration, Vice President, Assistant Treasurer and Principal Accounting Officer, Federated Investors, Inc.; Officer of certain Federated Investors, Inc. operating companies
Todd Abraham	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager, Head of Government/Mortgage Backed Fixed Income Group. Responsible for portfolio management and research in the fixed income area concentrating on U.S. government, agency and mortgage-backed securities.

J. Scott Albrecht	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager.
Randall S. Bauer	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager, Low Duration Strategies, Head of Structured Products Group.
Jonathan C. Conley	Senior Vice President, Federated Investment Management Company; Director of Money Market and Municipal Fixed Income Research.
Mark E. Durbiano	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager, Head of Domestic High Yield Group, Head of Bond Sector Pod/Committee.
Donald T. Ellenberger	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager, Head of Multi-Sector Strategies Group, Chairman of Yield Curve Committee.
Eamonn G. Folan	Senior Vice President, Federated Investment Management Company; Head of Trading, Head of Global Fixed Income Trading.
Richard J. Gallo	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager, Head of Municipal Bond Investment Group, Head of Duration Committee.
John T. Gentry	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager, Head of Corporate Fixed Income Group.
Susan R. Hill	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager, Head of Government Money Market Group.
William R. Jamison	Senior Vice President, Federated Investment Management Company; Senior Investment Analyst, Senior Portfolio Manager.
Jeffrey A. Kozemchak	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager.
Anne H. Kruczek	Senior Vice President, Federated Investment Management Company; Director, Investment Management Operations and Administration; Officers of certain subsidiaries of Federated Investors, Inc.
Marian R. Marinack	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager.
Mary Jo Ochson	Senior Vice President, Federated Investment Management Company; Chief Investment Officer, Head of the Tax-Free Money Market Investment Area and Short-Term Municipal Bonds, Senior Portfolio Manager.

Jeffrey A. Petro	Senior Vice President, Federated Investment Management Company; Head of Trading, Head of Global Money Market Trading.
Ihab L. Salib	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager, Head of International Fixed Income Group.
Michael W. Sirianni, Jr.	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager.
Steven J. Wagner	Senior Vice President, Federated Investment Management Company; Portfolio Manager, Senior Investment Analyst.
Paige Wilhelm	Senior Vice President, Federated Investment Management Company; Senior Portfolio Manager, Head of Prime Money Market Group.
Christopher S. Bodamer	Vice President, Federated Investment Management Company; Senior Trader
G. Andrew Bonnewell

Vice President and Secretary, Federated Investment Management Company; Senior Corporate Counsel, Chief Government Affairs Officer, Federated Investors, Inc.; Assistant Secretary of the Federated Fund Complex; Officer of certain subsidiaries of Federated Investors, Inc.

Hanan Callas	Vice President, Federated Investment Management Company; Senior Investment Analyst.
Leslie Ciferno	Vice President, Federated Investment Management Company; Senior Trader.
Jerome Conner	Vice President, Federated Investment Management Company; Senior Investment Analyst, Portfolio Manager.
Lee R. Cunningham, II	Vice President, Federated Investment Management Company; Senior Portfolio Manager.
Gregory V. Czamara	Vice President, Federated Investment Management Company; Senior Investment Analyst.
B. Anthony Delserone, Jr.	Vice President, Federated Investment Management Company; Senior Portfolio Manager.
Joseph A. Delvecchio	Vice President, Federated Investment Management Company; Senior Manager Investor Services Risk Management, Enterprise Risk Management
Jason DeVito	Vice President, Federated Investment Management Company; Senior Investment Analyst, Portfolio Manager.
Bryan Dingle	Vice President, Federated Investment Management Company; Senior Investment Analyst, Portfolio Manager.

William Ehling	Vice President, Federated Investment Management Company; Market Strategist and Client Portfolio Manager.
Ann Ferentino	Vice President, Federated Investment Management Company; Senior Investment Analyst, Portfolio Manager.
Timothy P. Gannon	Vice President, Federated Investment Management Company; Senior Trader.
Kathryn P. Glass	Vice President, Federated Investment Management Company; Portfolio Manager, Senior Investment Analyst.
James L. Grant	Vice President, Federated Investment Management Company; Senior Trader.
Patricia L. Heagy	Vice President, Federated Investment Management Company; Senior Trader, Head of Municipal Bond Trading Desk.
Nathan H. Kehm	Vice President, Federated Investment Management Company; Portfolio Manager.
John C. Kerber	Vice President, Federated Investment Management Company; Senior Investment Analyst.
J. Andrew Kirschler	Vice President, Federated Investment Management Company; Portfolio Manager, Senior Investment Analyst.
Allen J. Knizner	Vice President, Federated Investment Management Company; Manager Performance & Risk Analysis.
Tracey Lusk	Vice President, Federated Investment Management Company; Senior Trader.
Karen Manna	Vice President, Federated Investment Management Company; Senior Investment Analyst.
Daniel J. Mastalski	Vice President, Federated Investment Management Company; Senior Investment Analyst.
Robert J. Matthews	Vice President, Federated Investment Management Company; Senior Investment Analyst, Portfolio Manager.
Christopher McGinley	Vice President, Federated Investment Management Company; Portfolio Manager, Senior Investment Analyst, Head of Trade Finance Team.
Keith E. Michaud	Vice President, Federated Investment Management Company; Director, Market Data Services; Vice President, Federated Advisory Services Company; Officer of certain Federated Investors, Inc. operating companies.
Karl Mocharko	Vice President, Federated Investment Management Company; Senior Trader.

Joseph M. Natoli	Vice President, Federated Investment Management Company; Portfolio Manager, Senior Investment Analyst.
Gene Neavin	Vice President, Federated Investment Management Company; Portfolio Manager, Senior Investment Analyst.
Robert Nolte	Vice President, Federated Investment Management Company; Senior Trader.
Liam O’Connell	Vice President, Federated Investment Management Company; Portfolio Manager, Senior Investment Analyst.
Mary Kay Pavuk	Vice President, Federated Investment Management Company; Senior Trader, Head of Corporate Bond Trading Desk.
John Polinski	Vice President, Federated Investment Management Company; Senior Investment Analyst.
Rae Ann Rice	Vice President, Federated Investment Management Company; Senior Trader.
Brian Ruffner	Vice President, Federated Investment Management Company; Senior Investment Analyst, Portfolio Manager.
Thomas C. Scherr	Vice President, Federated Investment Management Company; Portfolio Manager, Senior Investment Analyst.
John Sidawi	Vice President, Federated Investment Management Company; Portfolio Manager, Senior Investment Analyst.
Kyle D. Stewart	Vice President, Federated Investment Management Company; Senior Investment Analyst, Portfolio Manager.
Patrick J. Strollo III	Vice President, Federated Investment Management Company; Senior Investment Analyst.
Mary Ellen Tesla	Vice President, Federated Investment Management Company; Senior Investment Analyst.
Timothy G. Trebilcock	Vice President, Federated Investment Management Company; Global Head of Trading and Investment Operations.
Nicholas S. Tripodes	Vice President, Federated Investment Management Company; Senior Investment Analyst, Portfolio Manager.
Anthony A. Venturino	Vice President, Federated Investment Management Company; Senior Investment Analyst.
Mark Weiss	Vice President, Federated Investment Management Company; Senior Investment Analyst, Portfolio Manager.

George B. Wright	Vice President, Federated Investment Management Company; Senior Trader, Desk Head of Short-Term Municipal Trading.
Chengjun (Chris) Wu	Vice President, Federated Investment Management Company; Senior Investment Analyst, Portfolio Manager.
John Badeer	Assistant Vice President, Federated Investment Management Company; Senior Trader, Head of International Trading Desk.
Patrick Benacci	Assistant Vice President, Federated Investment Management Company; Senior Trader.
David B. Catalane	Assistant Vice President, Federated Investment Management Company; Senior Investment Analyst.
Nicholas Cecchini	Assistant Vice President, Federated Investment Management Company; Senior Investment Analyst.
James Chelmu	Assistant Vice President, Federated Investment Management Company; Senior Trader.
Joseph Engel	Assistant Vice President, Federated Investment Management Company; Senior Investment Analyst.
Brandon Ray Hochstetler	Assistant Vice President, Federated Investment Management Company; Senior Trader.
Robert J. Matthews	Assistant Vice President, Federated Investment Management Company; Senior Investment Analyst.
Nick Navari	Assistant Vice President, Federated Investment Management Company; Senior Trader, Head of Long Government Trading Desk.
Bradley Payne	Assistant Vice President, Federated Investment Management Company; Investment Analyst.
John W. Scullion	Assistant Vice President, Federated Investment Management Company; Senior Performance Attribution and Risk Analyst
Steven J. Slanicka	Assistant Vice President, Federated Investment Management Company; Manager Financial Reporting, Corporate Financial Reporting
Randal Stuckwish	Assistant Vice President, Federated Investment Management Company; Intermediate Investment Analyst.
James D. Thompson	Assistant Vice President, Federated Investment Management Company; Senior Investment Analyst.
Michael S. Wilson	Assistant Vice President, Federated Investment Management Company; Senior Trader.
Edward C. Bartley	Assistant Secretary, Federated Investment Management Company; Senior Corporate Counsel, Federated Investors, Inc.; Assistant Secretary of the Federated Fund Complex; Officer of certain Federated Investors, Inc. operating companies.

George F. Magera	Assistant Secretary, Federated Investment Management Company; Deputy General Counsel, Federated Investors, Inc.; Assistant Secretary of the Federated Fund Complex; Officer of certain Federated Investors, Inc. operating companies.
Jeremy D. Boughton	Assistant Treasurer, Federated Investment Management Company; Controller, Financial Services Accounting and Administration, Officer of certain Federated Investors, Inc. operating companies.

Each of the principal executive officers and directors of Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

The following information was provided by Federated regarding the other mutual funds for which it serves as investment adviser or sub-adviser and which have investment objectives similar to those of the High Yield Bond Fund.

Fund (Advised or Sub-Advised)	Fee Rate (Including Fee Waivers or Expense Reductions)	Total Fund Assets / Net Assets Sub-Advised by Federated as of September 30, 2018
City National Rochdale Fixed Income Opportunities Fund – Federated sleeve	0.35% on the first $100 million 0.30% on the next $150 million 0.25% on the next $250 million 0.20% on the next $250 million 0.15% on any assets over $750 million.	$400,090,251
Federated High Income Bond Fund, Inc.*	0.50% of average daily net assets	$673,664,611
Federated Institutional High Yield Bond Fund*	0.40% of average daily net assets	$6,765,489,826
Federated High Income Bond Fund II*	0.60% of average daily net assets	$167,796,890
Federated High Income Advantage Fund*	1.00% of average daily net assets 1.25% of average daily net assets (Class A EUR (dis))	$23,618,331
Similarly Managed Sub-Advised High Yield Bond Fund #1	0.40% on Subadviser Assets up to $50 million; 0.25% on Subadviser Assets of $50 million and more but less than $250 million; 0.20% on Subadviser Assets of $250 million and more but less than $500 million; and 0.15% for Subadviser Assets of $500 million and more	$146,391,892

Similarly Managed Sub-Advised High Yield Bond Fund #2	0.50% first $30 million 0.40% next $20 million 0.30% next $25 million 0.25% in excess of $75 million	$284,877,442
Similarly Managed Sub-Advised High Yield Bond Fund #3	0.40% first $50 million 0.25% next $200 million 0.20% next $250 million 0.15% next $500 million 0.125% next $500 million 0.10% over $1.5 billion	$815,751,125
Similarly Managed Sub-Advised High Yield Bond Fund #4	0.40% up to $100 million 0.30% from $100 million to $500 million 0.25% from $500 million to $750 million 0.20% above $750 million	$255,957,362
Similarly Managed Sub-Advised High Yield Bond Fund #5	0.35% up to $100 million 0.25% from $100 million to $500 million 0.20% from $500 million to $750 million 0.15% above $750 million	$26,740,363

General Information

The principal executive offices of the Trust and the Adviser are located at 400 North Roxbury Drive, Beverly Hills, California 90210. The Trust’s administrator is SEI Investments Global Funds Services, and the Trust’s distributor is SEI Investments Distribution Co., each of which is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Trust’s transfer agent is U.S. Bank Global Fund Services, which is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s custodian is U.S. Bank, N.A., which is located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212. Counsel to the Trust is Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626. Counsel to the Independent Trustees of the Trust is Dechert LLP, 650 Town Center Drive, Suite 700, Costa Mesa, California 92626.

The Trust will furnish, without charge, a copy of the most recent Annual Report and Semi-Annual Report to Shareholders of the Trust upon request. Requests for such reports should be directed to City National Rochdale Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling (888) 889-0799, or by accessing the Trust’s website at www.citynationalrochdalefunds.com.

To reduce expenses, we may mail only one copy of each Annual and Semi-Annual Report and Notice of Internet Availability of Information Statement to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 889-0799. We will begin sending you individual copies 30 days after receiving your request.

APPENDIX A

As of January 3, 2019, the following shareholders were known by the City National Rochdale High Yield Bond Fund to own of record* (with sole or shared voting or investment power) 5% or more of the outstanding shares of the indicated class of the Fund:

Shareholder and Address	Class	Total Number of Shares Owned	Percentage of Total Outstanding Shares of Class
Matrix Trust Company as Cust FBO City National Corporation PS Plan P.O. Box 52129 Phoenix, AZ 85072-2129	Institutional	4,029,971.240	99.0%
Mutual Fund Administrator C/O City National Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing	1,598,504.184	95.4%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	N	1,376,198.675	82.6%

*	The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

As of January 3, 2019, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of the City National Rochdale High Yield Bond Fund.

Appendix A